UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2025 (April 11, 2025)

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of principal executive offices)	(Zip Code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	OTC Markets Group, Inc.
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 11, 2025, Nature’s Miracle Holdings Inc. (the “Company”) entered into a convertible promissory note in the principal amount of up $2,000,000 (the “Note”) with Big Lake Capital, LLC, a Nevada limited liability company (the “Holder”), which is controlled by Tie (James) Li, our Chairman and Chief Executive Officer. The Company will be funded in tranches (each a “Tranche”), beginning with the first Tranche in the amount of $600,000, the remainder financed upon five days written notice to the Holder (the transaction herein described is referred to as the “Financing”). The Note is due on April 10, 2026 (the “Maturity Date”), and bears interest at the rate of ten percent (10%) per annum, which shall be payable in cash on a monthly basis for the first six months, thereafter to accrue on a monthly basis and paid on the Maturity Date, unless converted into shares of Common Stock of the Company, $0.0001 par value (the “Common Stock”), at the election of the Holder, at a price of $0.198 per shares (the “Conversion Price”). As consideration for the Note, the Company has issued to the Holder and an investor of the Holder, warrants to purchase up to 10,101,010 shares of Common Stock at an exercise price of $0.198 pursuant to a Warrant Agreement dated April 11, 2025 (the “Warrant”), if the Company draws down the full amount of the Note.

The foregoing description of the Note and Warrant, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, a copy of each of the Note and form of Warrant are filed as Exhibit 10.1 and 10.2 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in its entirety into this Item 3.02. The Note, the Warrant and the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant described herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance upon the exemption from the registration requirements under Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

The Company issued a press release on April 14, 2025 announcing the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed Financing. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could impact the Financing; (2) the outcome of any legal proceedings that may be instituted against the company following the announcement of the Financing and the transactions contemplated therein; (3) the inability to complete the proposed Financing; (4) costs related to the proposed Financing; (5) changes in applicable laws or regulations; and (6) other risks and uncertainties indicated from time to time, and in association of the Company’s filings with the SEC as may be filed from time to time. The Company cautions that the foregoing list of factors is not exclusive, and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Convertible Promissory Note dated April 11, 2025
10.2	Form of Warrant Agreement
99.1	Press Release dated April 14, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2025

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
	Name:	Tie (James) Li
	Title:	Chief Executive Officer

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